UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      November 10, 2003



                          BrandAid Marketing Corporation
            (Exact name of Registrant as specified in charter)



        Delaware                      0-28772           35-1990559
(State or other jurisdiction       (Commission       (I.R.S. Employer
   of incorporation)                File Number)  Identification No.)


     1715 Stickney Point Rd, Suite A-12,
     Sarasota, Florida                           34231
    (Address of principal executive offices)   (Zip Code)


                                  (941) 953-6168
                          (Registrant's telephone number,
                                including area code)


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ITEM 4.  CHANGE OF ACCOUNTANTS.

The firm of Bobbitt, Pittenger and Company, P.A. audited the financial statements of the Company for the fiscal year ended Dec. 31, 2001, through June 30, 2003. On November 10, 2003, pursuant to a vote of the Board of Directors, the firm of Joseph Troche and Company was selected to audit the financial statements of the Company for the year ended December 31, 2003, and to review all quarterly reports, commencing with the quarter ended September 30, 2003.

On November 10, 2003, the firm of Bobbitt, Pittenger and Company, P.A. resigned as our auditors, and Joseph Troche and Company became our auditors.

The auditor's report of Bobbitt, Pittenger and Company, P.A. on the Company's Financial Statements for the fiscal year ended December 31, 2002, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. The review report of Bobbitt, Pittenger and Company, P.A. on the Company's financial statements for the quarters ended
March 31, 2003, and June 30, 2003 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, scope of review, or accounting principles. During the entire period of the engagement of the said auditors, through November 10, 2003, there had been no disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing and or reviewing scope or procedure, which disagreement, if not resolved to auditor's and Company 's satisfaction, would have caused said auditors to make reference thereto in connection with its reports to the subject matter of the disagreement.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

B.       Exhibits


16.1    Letter re: Change of Certifying Accountant (Joseph Troche)       04.
16.2    Letter re: Change of Certifying Accountant (Bobbitt, Pittenger)  05.


                                SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:		November 14, 2003

                                      BrandAid Marketing Corporation



                                           By:/s/Paul Sloan
                                       --------------------------
                                           Paul Sloan, Secretary,
                                           and Chairman of the Board


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Exhibit 16.1

                       Joseph Troche and Company, CPA's


   Re:  BrandAid Marketing Corporation


   Dear Sir/Madam:


   Pursuant to the request of the above named company, we affirm that:


   1. We have read the Company's response to Item 4 of Form 8-K dated November 14, 2003.

   2.   We agree with the response.



Signed:

          November 14, 2003

         /s/ Joseph Troche, CPA


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Exhibit 16.2

                      BOBBITT, PITTENGER & COMPANY, P.A.
                        Certified Public Accountants



   November 14, 2003



   Securities and Exchange Commission
   450 Fifth Street N.W.
   Washington D.C.  20549



   Re:  BrandAid Marketing Corporation


   Dear Sir/Madam:


   Pursuant to the request of the above named company, we affirm that:

   1. We have read the Company's response to Item 4 of Form 8-K dated November 14, 2003.

   2.   We agree with the response.

   3. There have been no disagreements on matters of accounting and auditing between our firm and the Company.


   Very Truly Yours,

   /s/Bobbitt, Pittenger & Company, P.A./s/

   Certified Public Accountants



                CPA

1605 Main Street, Suite 1010, Sarasota, FL 34236
Telephone: 941-366-4450/Fax: 941-954-7508


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